WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2008

The information below supplements the Class N and Class I prospectuses of the William Blair Ready Reserves Fund.

The William Blair Ready Reserves Fund (the “Fund”) has been accepted to participate in the U.S. Treasury Guarantee Program for Money Market Funds (the “Program”).  The Program is designed to guarantee to investors in participating money market funds that they receive the lesser of (1) $1.00 for each money market fund share held as of the close of business on September 19, 2008 or (2) $1.00 for each money market fund share held on the date the guarantee is triggered.  The Program does not cover any increase in the number of Fund shares held in an account after the close of business on September 19, 2008 or any new purchases of Fund shares after the close of business on September 19, 2008.

The guarantee will be triggered if the Fund’s net asset value per share falls below $0.995 – what is commonly referred to as “breaking the buck” – and the Fund liquidates.  If this occurs, a shareholder of record of the Fund at the close of business on September 19, 2008 will receive $1.00 for each share held based on the lesser of (1) the number of Fund shares held by the shareholder on September 19, 2008 or (2) the number of shares held by the shareholder on the date the guarantee is triggered.  Guarantee payments under the Program will not exceed the amount available in the Treasury Department’s Exchange Stabilization Fund (“ESF”) on the date of payment.  Currently, ESF assets are approximately $50 billion.  The Treasury Department and the Secretary of the Treasury have the authority to use assets from the ESF for purposes other than those of the Program.

The Program will terminate on December 18, 2008, unless the Treasury Department determines to extend it.  If the Program is extended, participating money market funds, including the Fund, will need to consider whether to continue to participate and would need to pay an additional fee (the amount of which would be announced by the Treasury Department at a later date).  Even if the Program is extended, there is no assurance that the Fund will continue to participate.

Participation in the Program costs 0.01% of the Fund’s net asset value as of September 19, 2008.  The Fund bears the costs of participating in the Program.

Neither the prospectus supplement, the above-referenced prospectuses nor the Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.  As of the date of this supplement, additional information about the Program, including the consequences of the Fund’s triggering the guarantee, is available at http://www.ustreas.gov.

Dated:  October 22, 2008

WILLIAM BLAIR FUNDS
222 West Adams Street
Chicago, Illinois  60606